UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  September 18, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 5.02(e) is incorporated by reference herein.

This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any securities of DPW Holdings, Inc. (the “Company”), nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Compensatory Arrangements of Certain Officers and Directors.

On September 17, 2020, the Board of Directors of the Company approved the grant of stock options to certain executive officers and directors of the Company in the quantities and upon the terms as follows: (i) to each independent director, non-qualified stock options to purchase 50,000 shares of the Corporation’s common stock, or an aggregate of 250,000 shares (the “Director Stock Options”), and (ii) to each of Milton C. Ault, III, the Company’s Chief Executive Officer and Chairman, William Horne, the Company’s President and Vice Chairman, and Henry Nisser, the Company’s Executive Vice President and General Counsel, non-qualified stock options to purchase 200,000 shares of the Corporation’s common stock, or an aggregate of 600,000 shares (the “Officer Stock Options” and collectively with the Director Stock Options, the “D&O Stock Options”).

The D&O Stock Options were granted pursuant to an exemption from registration under the Securities Act of 1933,as amended (the “Securities Act”), in reliance on exemptions from the registration requirements of the Securities Act in transactions not involved in a public offering pursuant to Section 4(a)(2) thereof. The Director Stock Options are exercisable at $1.79 per share, which options shall vest monthly over a period of one year. The Officer Stock Options are exercisable at $1.79 per share, which options shall vest monthly over a period of two years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: September 18, 2020	/s/ Henry Nisser Henry Nisser Executive Vice President